SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2006
                                                ----------------------

                             Heilig-Meyers Company
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Virginia                     1-8484             54-0558861
 ---------------------------       ------------      ------------------
(State or other jurisdiction       (Commission         (IRS Employer
    of incorporation)              file number)      Identification No.)


12501 Patterson Avenue, Richmond, Virginia              23238
--------------------------------------------           ----------
  (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code        (804) 784-7500
                                                    ------------------------


------------------------------------------------------------
(Former name or former address, if changed since last report

Item 8.01.   OTHER EVENTS

         On August 16, 2000, Heilig-Meyers Company and certain of its subsidiaries (collectively, "the Debtors") filed voluntary petitions for relief under Chapter 11, Title 11 of the United States Bankruptcy Code with the United States Bankruptcy Court ("Bankruptcy Court") for the Eastern District of Virginia, jointly administered under case number 00-34533. On January 31, 2006 the Debtors submitted to the Bankruptcy Court their summary financial information for the month and fiscal year-to-date ended December 31, 2005, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7.   EXHIBITS

          (c)  Exhibits

          99.1 Summary financial information for the month and fiscal year-to-date ended December 31, 2005 as filed with the United States Bankruptcy Court for the Eastern District of Virginia.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            HEILIG-MEYERS COMPANY

Date:  February 15, 2006                    By: /s/Ronald L. Barden
                                            ----------------------------
                                            Ronald L. Barden
                                            Managing Director of
                                            Reorganization

                                                                   EXHIBIT 99.1


                              HEILIG-MEYERS COMPANY
                                  BALANCE SHEET
                             (Amounts in thousands)
                                   (Unaudited)


                                                Excluding      Including
                                                RoomStore      RoomStore
                                                December 31,   February 28,
                             				   2005		2005
    ASSETS                                      ------------   -----------

    Current Assets:
    Cash                                         $   25,726    $   14,651
    Accounts Receivable, Net                             --            --
    Inventories                                          --        51,369
    Other Receivables                                    90         6,661
    Prepaid Expenses                                     --         3,155
                                                  ---------     ---------
    Total Current Assets                             25,816        75,836
                                                  ---------     ---------

    Land and Buildings                                1,019        11,319
    Fixtures, Furniture and Vehicles                  1,334        10,078
    Leasehold Improvements                               --        28,072
    Construction in Progress                             --            20
                                                  ---------     ---------
    Total Property and Equipment                      2,353        49,489
    Accumulated Depreciation and Amortization         1,797        25,118
                                                  ---------     ---------
    Property and Equipment, Net                         556        24,371
                                                  ---------     ---------

    Investment in RoomStore, Inc.			     30,000            --
    Other Assets                                     20,418        59,705
                                                  ---------     ---------
    TOTAL ASSETS                                 $   76,790    $  159,912
                                                  =========     =========

    LIABILITIES AND STOCKHOLDERS' DEFICIT

    Current Liabilities:
    DIP Facilities - Revolving Facility          $       --    $       --
    Accounts Payable                                     18         5,975
    Accrued Expenses                                  1,545        19,683
    Income Tax Currently Payable                         46            --
    Deferred Revenue                                     --         8,561
                                                  ---------     ---------
    Total Current Liabilities                         1,609        34,219
                                                  ---------     ---------

    DIP Facilities - Term Facility                       --            --
    Deferred Income Taxes                                --            --
    Liabilities Subject to Compromise               661,637       689,101

    Commitments and Contingencies

    Stockholders' Deficit:
    Common Stock                                    121,526       121,526
    Capital in Excess of Par Value                  240,871       240,871
    Retained Deficit                               (948,853)     (925,805)
                                                  ---------     ---------
    Total Stockholders' Deficit                    (586,456)     (563,408)
                                                  ---------     ---------
    TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT  $   76,790    $  159,912
                                                  =========     =========

                              HEILIG-MEYERS COMPANY
                    CONSOLIDATED INTERNAL OPERATING STATEMENT
           EXCLUDES ROOMSTORE FOR THE MONTHS OF JUNE THRU DECEMBER 2005
                (Amounts in thousands, except earnings per share)
                                   (Unaudited)

                                          One Month Ended    Ten Months Ended
                                          December 31, 2005  December 31, 2005
                                         ------------------  ------------------

Sales                                              $     --           $ 82,017
Costs of Sales                                           --             45,392
                                                    -------            --------
    Maintained Margin                                    --             36,625

Other Income                                            127              7,508
                                                    -------            --------
    Total Income                                        127             44,133


Selling, General & Administrative Expense                52             44,441
Interest Expense                                         --                317
                                                    -------            --------
    Total Operating Expense                              52             44,759

Operating Income Before Reorganization Items,
  Delivered Sales Adjustment and Income Taxes            76               (626)

Reorganization Items:
  Store and Distribution Center Exit Costs               --                 --
  Credit Operations Exit Costs                           --                 --
  Asset Impairment                                       --            (59,919)
  Reduction in liab. subject to comp., net               --             30,447
  Interest Income                                        --                 --
  Trustee Fees                                           --                (24)
  Professional Fees                                    (278)            (4,366)
                                                    -------            --------
     Total Reorganization Items                        (278)           (33,861)

Delivered Sales Adjustment                               --                 66
                                                    -------            --------
Income (Loss) Before Income Taxes                      (202)           (34,421)
Income Taxes                                             --                  6
                                                    -------            --------
Net Income (Loss)                                  $   (202)          $(34,427)
                                                    =======            ========

Income (Loss) per Share                            $  (0.00)          $  (0.57)

Diluted Shares                                       60,771             60,771

                             HEILIG-MEYERS COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
          EXCLUDES ROOMSTORE FOR THE MONTHS OF JUNE THRU DECEMBER 2005
                             (Amounts in thousands)
                                  (Unaudited)

                                           One Month Ended    Ten Months Ended
                                          December 31, 2005   December 31, 2005
                                          ------------------  ------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (Loss)                                $   (202)         $  (34,427)
Adjustments to reconcile net income to net cash
 provided by (used in) operating activities:
   Depreciation and amortization                        3               1,016
   Reorganization items                               278               4,390
   Impairment Write-Downs	                         --              59,919
   Reduction in liab. subject to comp., net            --             (30,447)
   Sold not delivered adjustment                       --                 (66)
   Change in operating assets and liabilities:
       Accounts receivable                             --                  --
	 Other receivables                               87              (1,904)
     	 Inventories                                     --               4,796
     	 Prepaid expenses                                --                 375
       Deferred taxes                                  --                  --
       Deferred revenue                                --                (718)
       Accounts payable                                66                 973
       Accrued expenses                              (830)             (4,555)
                                                 ---------           ---------
Net cash provided by (used in)
  operating activities                               (598)               (647)
                                                 ---------           ---------

CASH FLOWS RELATED TO INVESTING ACTIVITIES:
  Additions to property and equipment                  --                (254)
  Disposals of property and equipment                  --                   3
  Proceeds from dispositions of fixed
    assets - reorganization                            --                  --
  Miscellaneous investments                         1,731               3,477
                                                 ---------           ---------
Net cash provided by investing activities           1,731               3,226
                                                 ---------           ---------

CASH FLOWS RELATED TO FINANCING ACTIVITIES:
  Decrease in notes payable, net                       --                  --
  Payments of long-term debt                           --                  --
  DIP proceeds (payments) - Revolving Facility         --                  --
  DIP proceeds (payments) - Term Facility              --                  --
  Restricted cash                                      --               8,496
                                                 ---------           ---------
Net cash provided by (used in)
  financing activities                                 --               8,496
                                                 ---------           ---------
Net increase (decrease) in cash                     1,134              11,075
Cash at beginning of period                        24,592              14,651
                                                 ---------           ---------
Cash at end of period                            $ 25,726          $   25,726
                                                 =========           =========